UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2023

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Dublin Landings, North Wall Quay Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2023, the Board of Directors (the “Board”) of Adient plc (“Adient”) appointed Jodi E. Eddy to the Board effective September 19, 2023, to serve a term initially expiring at Adient’s 2024 Annual General Meeting of Shareholders. The Board also appointed Ms. Eddy to serve as a member of the Audit Committee and Corporate Governance Committee of the Board. The Board has determined that Ms. Eddy is an independent director under the New York Stock Exchange listing standards and Adient’s Corporate Governance Guidelines. In connection with Ms. Eddy’s appointment, the Board acted to increase the number of directors serving on the Board from eight to nine in accordance with Adient’s Articles of Association. A copy of Adient’s Press Release with respect to Ms. Eddy’s appointment is furnished as Exhibit 99.1 hereto.

There are currently no arrangements or understandings between Ms. Eddy and any other person pursuant to which Ms. Eddy was elected to serve as a member of the Board. Adient is not aware of any transaction involving Ms. Eddy requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Adient’s Compensation Summary and Ownership Guidelines for Non-Employee Directors, as amended and restated effective as of October 1, 2021, which was filed as Exhibit 10.19 to Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, is applicable to Ms. Eddy. In connection with Ms. Eddy’s election to the Board, she will receive a pro rata portion of the current $145,000 annual cash retainer Adient pays to its non-employee directors, as well as a pro rata portion of the annual $145,000 retainer that is paid in ordinary shares of Adient. The ordinary shares will be issued pursuant to the Adient plc 2021 Omnibus Incentive Plan.

Additionally, in connection with Ms. Eddy’s appointment to the Board, Adient and Ms. Eddy will enter into indemnification agreements in substantially the same form that Adient has entered into with each of Adient’s other directors. The forms of such indemnification agreements were filed as Exhibits 10.3 and 10.4 to Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Exhibit Description
99.1	Adient plc Press Release dated September 19, 2023.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: September 19, 2023	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary